Exhibit 10.1

AMENDMENT TO

NOTE AND WARRANT PURCHASE AND SECURITY AGREEMENT

AND SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

THIS AMENDMENT TO THE NOTE AND WARRANT PURCHASE AND SECURITY AGREEMENT dated July 13, 2012 (“Agreement”) and all Senior Secured convertible Promissory Notes issued thereunder (the “Notes”) is entered into as of July 13, 2013, by and among Broadcast International, Inc., a Utah corporation (the “Company”), BI Acquisitions, Inc., a Utah Corporation (“BIA”), Interact Devices, Inc., a California corporation (“IDI” and, with the Company and BIA, each an “Issuer” and collectively the “Issuers”), Amir L. Ecker as Collateral Agent (the “Collateral Agent”), and the parties indicated as Purchasers on the signature page of the Agreement (each a “Purchaser” and collectively the “Purchasers”).

RECITALS

WHEREAS, the Issuers and the Purchasers desire to amend the Agreement and the Notes to extend the Maturity Date.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

I.	Paragraph 1.4 of the Agreement shall be amended in its entirety to read as follows:

1.4           Maturity.  Each Note shall mature and be due and payable in full on October 31, 2013 (the “Maturity Date”).

II.	Paragraph 3 of the Notes shall be amended in its entirety to read as follows:

3.	Maturity Date. The principal amount of this Note, together with all accrued and unpaid interest thereon, shall be due and payable in full on October 31, 2013 (the “Maturity Date”).

III.	In all other respects the terms and conditions of the Agreement and the Notes shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have, by their duly authorized representatives, executed this Amendment as of the date first set forth above.

BROADCAST INTERNATIONAL, INC., a Utah corporation

By:	/s/ James E. Solomon
James E. Solomon, Chief Financial Officer

BI ACQUISITIONS, INC., a Utah corporation

By:	/s/ James E. Solomon
James E. Solomon, Chief Financial Officer

INTERACT DEVICES, INC., a California corporation

By:	/s/ James E. Solomon
James E. Solomon, Chief Financial Officer

Collateral Agent

By:	/s/ Amir L. Ecker
Amir L. Ecker, as Collateral Agent